Asset Acquisition	12 Months Ended
Dec. 31, 2024
Asset Acquisition [Abstract]
ASSET ACQUISITION

4. ASSET ACQUISITION

On November 25, 2024, TOYO Solar LLC closed a Membership Interest Purchase Agreement (the “Membership Interest Purchase Agreement”) with Solar Plus Technology, Inc., a Delaware corporation (“Solar Plus”) and SG Green Development Pte. Ltd., an entity organized under the laws of Singapore (“SG Green”).

Pursuant to the Membership Interest Purchase Agreement, Solar Plus agrees to sell to TOYO Solar LLC all of the issued and outstanding membership interests held by Solar Plus in TOYO Texas. The Company acquired TOYO Texas to construct a solar module plant in Texas. In exchange, TOYO Solar LLC agrees to issue to Solar Plus 24.99% equity interest in TOYO Solar LLC. As a result, Solar Plus indirectly held 24.99% equity interest in TOYO Texas.

Upon the closing of the Membership Interest Purchase Agreement, the Company, through TOYO Solar LLC, owned 75.01% equity interest in Solar Texas and controlled Solar Texas.

Upon the closing of the acquisition on November 25, 2024, the Company acquired the assets and assumed the liabilities at fair value as below:

November 25, 2024
Cash	$128
Prepayments for property and equipment	1,253,574
Operating lease right-of-use assets	33,108,460
Operating lease liabilities	(33,108,460)
Total	$1,253,702

The acquisition was determined to be an asset acquisition for accounting purposes because there were no input, process or output as of the closing date of acquisition. The fair value of share consideration is determined by reference to the fair value of the net assets of TOYO Texas. The Company recognized the assets and liabilities at fair value, with corresponding accounts recognized as additional paid-in capital of $940,402 and non-controlling interests of $313,300 based on equity interest held by TOYO USA Holding and Solar Plus.